UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 10, 2010

TRANSMONTAIGNE PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-32505	34-2037221
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

1670 Broadway, Suite 3100, Denver, CO 80202

(Address of principal executive offices)

Registrant’s telephone number, including area code: 303-626-8200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On May 10, 2010, TransMontaigne Partners L.P. announced its financial results for the three months ended March 31, 2010.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 2.02, including Exhibit 99.1, is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information in this current report shall not be incorporated by reference into any registration or other document pursuant to the Securities Act of 1933, as amended.

Item 7.01 Regulation FD Disclosure.

On May 10, 2010, TransMontaigne Partners L.P. issued a press release announcing that its management is scheduled to participate in the Master Limited Partnership Investor Conference being held at the Hyatt Regency Hotel in Greenwich, Connecticut on May 12 and 13, 2010.  A copy of the press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.  The presentation materials will be available beginning May 11, 2010 on the company’s website at www.transmontaignepartners.com on the Management Presentations page.  Management is scheduled to present at 8:30 A.M. (EDT) on May 12, 2010.   A live audio webcast of the presentation will be available to the public on http://www.wsw.com/webcast/naptp3/tlp/.  Replays of the webcast presentation will also be available on such website for up to thirty days.

The information in this Item 7.01, including Exhibit 99.2, is being furnished pursuant to Item 7.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information in this current report shall not be incorporated by reference into any registration or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description of Exhibit

99.1	TransMontaigne Partners L.P. Press Release dated May 10, 2010.

99.2	TransMontaigne Partners L.P. Press Release dated May 10, 2010.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TRANSMONTAIGNE PARTNERS L.P.

	By:	TransMontaigne GP L.L.C.,
its general partner

Date: May 10, 2010	By:	/s/ Frederick W. Boutin
Frederick W. Boutin
Executive Vice President, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Description of Exhibit

99.1	TransMontaigne Partners L.P. Press Release dated May 10, 2010.

99.2	TransMontaigne Partners L.P. Press Release dated May 10, 2010.